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                                            PLANET HOLLYWOOD INTERNATIONAL, INC.
                                                                    Exhibit 21.1

                                  Subsidiaries
                                  ------------
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                                               Jurisdiction of
    Name and Address                             Organization
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308 Aviation, Inc.                            Florida
8669 Commodity Circle
Orlando, FL 32819
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1501 Broadway, Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819
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All Star Cafe International, Inc.             Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
All Star Cafe (LP), Inc.                      Nevada
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
All Star Cafe (New York),                     Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
All Star Cafe (Region V), Inc.                Texas
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
All Star Cafe (Region VII), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
All Star Cafe (Region VIII), Inc.             Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Authentic All Star, Inc.                      Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Official All Star Cafe,                       Nevada
Inc.
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Coast Licensing, Inc.                         Nevada
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Official All Star Cafe (U.K.),                U.K.
Ltd.
8669 Commodity Circle
Orlando, FL 32819
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================================================================================
                                               Jurisdiction of
    Name and Address                             Organization
--------------------------------------------------------------------------------
EBCO Management, Inc.                         Florida
8669 Commodity Circle
Orlando, FL 32819
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Karmalanne, Inc.                              Nevada
8669 Commodity Circle
Orlando, FL 32819
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Meant 2 Be, Inc.                              Nevada
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Silver Bracelets, Inc.                        Nevada
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
PH Amsterdam B.V.                             Netherlands
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Aspen), Inc.                Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Atlantic City),             Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Boston), Inc.               Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood Canada, Inc.                 Canada
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Chefs),                     Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
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Ten Alps Inc.                                 Nevada
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Chicago), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood (Costa Mesa),                Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
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

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                                               Jurisdiction of
    Name and Address                             Organization
--------------------------------------------------------------------------------
Planet Hollywood Czech, A.S.                  Czech
8669 Commodity Circle                         Republic
Orlando, FL 32819
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Planet Hollywood                              United Kingdom
(Europe), Limited
8669 Commodity Circle
Orlando, FL 32819
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Cool Planet, Inc.                             Florida
8669 Commodity Circle
Orlando, FL 32819
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Cool Planet I, Inc.                           Florida
8669 Commodity Circle
Orlando, FL 32819
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Cool Planet II, Inc.                          Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Gaming), Inc.               Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Honolulu), Inc.             Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (London), Inc.               Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (LP), Inc.                   Nevada
8669 Commodity Circle,
Orlando, FL 32819
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Planet Hollywood (Mail Order),                Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Maui), Inc.                 Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (New                         Florida
Orleans), Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (New York City),             Florida
Inc.
8669 Commodity Circle,
Orlando, FL 32819
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                                               Jurisdiction of
    Name and Address                             Organization
--------------------------------------------------------------------------------
Planet Hollywood (Orlando), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Orlando                     Florida
Distribution), Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Paris),                     Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Phoenix), Inc.              Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Region I), Inc.             Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Region II), Inc.            Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood (Region III),                Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood (Region                      Minnesota
IV), Inc.
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood (Region                      Texas
V), Inc.
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood (Region                      Nevada
VI), Inc.
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood (Region VII),                Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood Restaurant OY                Finland
8669 Commodity Circle
Orlando, FL 32819
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================================================================================
                                               Jurisdiction of
    Name and Address                             Organization
--------------------------------------------------------------------------------
Planet Hollywood (Swiss Centre                U.K.
London) Ltd.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Tel Aviv), Inc.             Florida
8669 Commodity Circle,
Orlando, FL 32819
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Planet Hollywood (Theatres), Inc.             Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood Transportation,              Florida
Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood                              Florida
(Warehouse), Inc.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hospitality Holdings, Inc.             Florida
8669 Commodity Circle
Orlando, FL 32819
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RM 46 Restaurant                              Germany
Vermogensverwaltungs GmbH
8669 Commodity Circle
Orlando, FL 32819
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Movie Restaurant Verwaltungs, GmbH            Germany
8669 Commodity Circle
Orlando, FL 32819
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Rocky Pit, Inc.                               Nevada
8669 Commodity Circle
Orlando, FL 32819
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Movie Restaurant GmbH                         Germany
& Co., K.G.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Washington),                Delaware
L.P.
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Maui), L.P.                 Delaware
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood New York, Ltd.               Florida
8669 Commodity Circle
Orlando, FL 32819
================================================================================

================================================================================
                                               Jurisdiction of
    Name and Address                             Organization
--------------------------------------------------------------------------------
Planet Hollywood (Trocadero), L.C.            Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (France), L.C.               Florida
8669 Commodity Circle
Orlando, FL 32819
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Planet Hollywood (Israel), L.C.               Florida
8669 Commodity Circle
Orlando, FL 32819
--------------------------------------------------------------------------------
Planet Hollywood (Texas), Ltd.                Texas
8669 Commodity Circle
Orlando, FL 32819
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PMC Management, Inc.
8669 Commodity Circle
Orlando, FL 32819                             Georgia
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